Exhibit 99.10(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement of BlackRock Fixed Income Trust on Form N-1A of our report dated November 22, 2006, appearing in the 2006 Annual Report of BlackRock Funds Taxable Bond Portfolios on Form N-CSR/A, relating to the Enhanced Income, Low Duration Bond, Intermediate Government Bond, Intermediate Bond (formerly Intermediate PLUS Bond), Intermediate Bond II (formerly Intermediate Bond), Total Return (formerly Core PLUS Total Return), Total Return II (formerly Core Bond Total Return), Government Income, Inflation Protected Bond, GNMA, Managed Income, International Bond, and High Yield Bond Portfolios, for the year ended September 30, 2006.  We also consent to the references to us under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP
Philadelphia, Pennsylvania
May 2, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement of BlackRock Fixed Income Trust on Form N-1A of our report on the financial statements and financial highlights of BlackRock Funds Municipal Bond Portfolios dated November 22, 2006, January 26, 2007, as to the effects of the restatement discussed in Note I (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the restatement discussed in Note I), appearing in the 2006 Annual Report of BlackRock Funds Municipal Bond Portfolios on Form N-CSR/A, relating to the AMT-Free Municipal Bond (formerly Tax-Free Income), Ohio Municipal Bond (formerly Ohio Tax-Free Income), Delaware Municipal Bond (formerly Delaware Tax-Free Income), and Kentucky Municipal Bond (formerly Kentucky Tax-Free Income) Portfolios, for the year ended September 30, 2006.  We also consent to the references to us under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP
Philadelphia, Pennsylvania
May 2, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement of BlackRock Fixed Income Trust on Form N-1A of our report dated November 22, 2006, appearing in the 2006 Annual Report of BlackRock Funds Strategic Portfolio I on Form N-CSR/A, for the year ended September 30, 2006.  We also consent to the references to us under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP
Philadelphia, Pennsylvania
May 2, 2007